                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 3, 2002
                                                          --------------


                          The Williams Companies, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                   1-4174                   73-0569878
         --------                ------------           -------------------
      (State or other            (Commission             (I.R.S. Employer
      jurisdiction of            File Number)           Identification No.)
       incorporation)


        One Williams Center, Tulsa, Oklahoma                74172
        ------------------------------------                ------
      (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

           On July 3, 2002, The Williams Companies, Inc. ("Williams") announced it has signed a letter of intent to sell its Kansas Hugoton natural gas gathering system for $100 million in cash to FrontStreet Hugoton LLC, an affiliate of FrontStreet Partners, LLC. The sale price will be subject to certain post-closing adjustments. The sale is expected to close by July 31, 2002, and is part of Williams' plan to strengthen its balance sheet and more tightly focus its portfolio of energy businesses.

Item 7. Financial Statements and Exhibits.

           Williams files the following exhibit as part of this report:

           Exhibit 99.1 Copy of Williams' press release dated July 3, 2002, publicly reporting the matters discussed herein.

           Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               THE WILLIAMS COMPANIES, INC.


Date: July 3, 2002                                   /s/ Suzanne H. Costin
                                               ---------------------------------
                                               Name:  Suzanne H. Costin
                                               Title: Corporate Secretary




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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
   99.1           Copy of Williams' press release dated July 3, 2002, publicly reporting the matters discussed herein.